Filed Pursuant to Rule 433
                                                 Registration Number: 333-132249

                       [BANC OF AMERICA SECURITIES LOGO]

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Mortgage Pass-Through Certificates, Series 2006-5

Banc of America Alternative Loan Trust 2006-5
Issuing Entity

Banc of America Mortgage Securities, Inc.
Depositor

Bank of America, National Association
Sponsor and Servicer

[BANC OF AMERICA LOGO]

May 10, 2006


The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The information contained in this free writing prospectus should be read in conjunction with the information contained in the Depositor's most recent base prospectus and the information provided by Banc of America Securities LLC (the "Underwriter"). The Depositor's most recent base prospectus referred to in this free writing prospectus is the base prospectus dated April 25, 2006 attached to the prospectus supplement dated April 25, 2006 relating to the Banc of America Alternative Loan Trust 2006-4 Mortgage Pass-Through Certificates, Series 2006-4 filed with the SEC under Rule 424(b)(5) of the Securities Act (SEC File No. 333-132249-03). You should carefully read this free writing prospectus and the base prospectus, as well as the information provided by the Underwriter, before you make any investment decision. Capitalized terms that are used but not defined in this free writing prospectus have the meaning given to those terms in the base prospectus.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:               Banc of America Alternative Loan Trust 2006-5
                           Mortgage Pass-Through Certificates, Series 2006-5

Issuing Entity:            Banc of America Alternative Loan Trust 2006-5

Depositor:                 Banc of America Mortgage Securities, Inc.

Underwriter:               Banc of America Securities LLC

Sponsor and
Servicer:                  Bank of America, National Association

Trustee:                   Wells Fargo Bank, N.A.

Rating Agencies:           At least two of Standard & Poor's, Moody's and/or
                           Fitch Ratings will rate the offered Senior
                           Certificates. At least one of the above Rating
                           Agencies will rate the offered Subordinate
                           Certificates.

Senior Certificates:       The Senior Certificates will consist of three or
                           more classes of certificates, one of which will be the residual certificate and at least one of which will be ratio strip certificates. One or more classes of certificates may be comprised of two or more components. The components of a class are not severable. The Senior Certificates (or in the case of a class of Senior Certificates comprised of components, the components) may be divided into two or more groups in which case each group will have a corresponding group of Subordinate Certificates which may or may not be shared with one or more other groups of Senior
                           Certificates.

Senior Non-PO              The Senior Certificates (other than any Ratio
Certificates:              Strip Certificates or components thereof).

Subordinate                If the Senior Certificates are divided into
Certificates:              multiple groups, the Subordinate Certificates may
                           or may not consist of multiple groups. If there is only one group of Subordinate Certificates, the Subordinate Certificates will support all of the Senior Certificates. If there are multiple groups of Subordinate Certificates, each group will support one or more groups of Senior
                           Certificates. Each class of Subordinate
                           Certificates is also subordinated to those classes of Subordinate Certificates within its group, if any, higher in order of payment priority.

Offered                    Senior Certificates and Subordinate Certificates
Certificates:              rated BBB- or Baa3 or better

Expected Closing
Date:                      May 25, 2006

Expected Investor
Closing Date:              May 25, 2006

Distribution Date:         25th of each month, or the next succeeding
                           business day
                           (First Distribution Date: June 26, 2006)

Cut-off Date:              May 1, 2006

Determination Date:        For any Distribution Date, the 16th day of the
                           month in which the Distribution Date occurs or, if that day is not a business day, the immediately preceding business day.

                                                                               3

--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Record Date:               For any Distribution Date, the close of business
                           on the last business day of the month preceding the month of that Distribution Date.

Day Count:                 30/360

Clearing:                  DTC, Clearstream and Euroclear.

                              Original          Minimum        Incremental
Denominations:               Certificate     Denominations    Denominations
                                Form

Senior Certificates          Book Entry         $1,000              $1
(other than any
Principal Only
Certificates,
Interest Only
Certificates and
Special Retail
Certificates)

Interest Only
Certificates                 Book Entry       $1,000,000        $1 or N/A
                                               (notional
                                            amount) or size
                                             of class, if
                                               less than
                                              $1,000,000

Special Retail               Book Entry         $1,000            $1,000
Certificates

Principal Only               Book Entry        $25,000              $1
Certificates and
Subordinate
Certificates

SMMEA Eligibility:         The Senior Certificates and the most senior class
                           or classes of Subordinate Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

                                                                               4
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

ERISA Eligibility:         A fiduciary or other person acting on behalf of
                           any employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income
                           Security Act of 1974, as amended ("ERISA"), the Code or any federal, state or local law ("Similar
                           Law") which is similar to ERISA or the Code
                           (collectively, a "Plan") should carefully review with its legal advisors whether the purchase or holding of an Offered Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law.

                           The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by certain Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

                           The Exemption may cover the acquisition and holding of the Senior Certificates (other than the residual certificates) by the Plans to which it applies provided that all conditions of the Exemption other than those within the control of the investors are met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on 5% of the initial balance of the Mortgage Pool.

                           If there are Mortgage Loans with loan-to-value ratios in excess of 100% in the Mortgage Pool or in a loan group within the Mortgage Pool, the Exemption will not cover the acquisition and holding of the related offered Super Senior Support or Subordinate Certificates.

                           Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of PTE 83-1 and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


                                                                               5
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Tax Structure:             For federal income tax purposes, the Trust will
                           be treated as one or more "real estate mortgage investment conduits" (each, a "REMIC").

                           o The Senior Certificates (other than the residual certificate) and the Subordinate Certificates will constitute "regular interests" in a REMIC and will be treated as newly-originated debt instruments for most federal income tax purposes.

                           o     Generally, for a class of component
                                 certificates, each component, rather than the class itself, will constitute a regular interest in a REMIC.

                           o The residual certificate will represent the sole "residual interest" in each REMIC.

                           You must report income received on your Offered Certificates as it accrues from Distribution Date to Distribution Date, even if it is before such income is distributed in cash to you.

                           Certain classes of Offered Certificates may be issued with "original issue discount." If your class of Offered Certificates is issued with original issue discount, you must report original issue discount income over the life of your Certificate, often well before such income is distributed in cash to you.

                           If you hold an Offered Certificate that has the benefit of a yield maintenance agreement and is entitled to certain payments from a reserve account, you will be treated as owning two assets, a REMIC regular interest and the right to receive payments from the reserve fund and will be required to account separately for each of these assets for federal income tax purposes.


                                                                               6
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Optional                   On any Distribution Date on which the aggregate
Termination Date:          Stated Principal Balance of the Mortgage Loans is
                           less than 10% of the initial aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date, the Depositor may, at its option, subject to certain conditions, purchase the Mortgage Loans, which would effect an early retirement of the Certificates.

                           If the Mortgage Loans are divided into multiple loan groups with more than one set of Subordinate Certificates, the Depositor may, at its option, subject to certain conditions, purchase the Mortgage Loans in one or some of the loan groups, which would effect an early retirement of only the related Certificates.

The Pooling                The Certificates will be issued pursuant to a
Agreement:                 Pooling and Servicing Agreement (the "Pooling
                           Agreement") to be dated the Closing Date, among the Depositor, the Servicer and the Trustee.

The Mortgage Pool:         The "Mortgage Pool" will consist of fixed
                           interest rate,  fully-amortizing mortgage loans
                           (the "Mortgage Loans") secured by first liens on one- to four-family residential properties. All of the Mortgage Loans were originated or acquired by Bank of America, National Association, which is an affiliate of the Depositor and Banc of America Securities LLC. In addition, certain of the Mortgage Loans were originated using underwriting standards that are different from, and in certain respects, less stringent than the general underwriting standards of Bank of America, National Association. See "The Mortgage
                           Loan Programs-Mortgage Loan Underwriting" in the base prospectus.

                           The Mortgage Pool may be divided into multiple loan groups.

The Mortgage Loans:        The Mortgage Loans consist of fixed interest
                           rate, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage
                           Loans will have original terms to stated maturity of approximately 15 to 40 years.* Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time. If indicated in the Collateral Summary at the end of this Free
                           Writing Prospectus, certain of the Mortgage Loans may be subject to prepayment premiums.
                           Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. See the Collateral Summary at the end of this Free Writing Prospectus for more information about the Mortgage Loans.

                           *Approximately 2.8002% of the Mortgage Loans will have original terms to stated maturity of approximately 40 years.


                                                                               7
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Yield Maintenance          The Trustee on behalf of the Trust may enter into
Agreements:                one or more yield maintenance agreements (each, a
                           "Yield Maintenance Agreement") with one or more counterparties (each, a "Counterparty") for the benefit of one or more classes. With respect to each Yield Maintenance Agreement for any Distribution Date (other than the initial
                           Distribution Date) if LIBOR, as calculated for the Interest Accrual Period related to such Distribution Date, exceeds a designated strike percentage, the Counterparty will be obligated to pay to the Trustee, for deposit into the related
                           Reserve Fund, an amount equal to the product of
                           (a) the amount by which (i) the lesser of LIBOR and a designated maximum percentage exceeds (ii) the designated strike percentage, (b) the lesser of the applicable Class Balance(s) and related notional amount as set forth for such Distribution Date in the related Yield
                           Maintenance Agreement and (c) one-twelfth.

                           Pursuant to the Pooling Agreement, the Trustee will establish a separate trust account (the "Reserve Fund") for deposit of any payments that it may receive under a Yield Maintenance Agreement. Each Reserve Fund is part of the trust fund but will not be an asset of any REMIC.

                           Amounts on deposit in a Reserve Fund will be used to make certain payments on a specified Class or Classes of Certificates that have the benefit of a Yield Maintenance Agreement.


Compensating               Pursuant to the Pooling Agreement, the aggregate
Interest:                  Servicing Fee payable to the Servicer for any
                           month will be reduced (but not below zero) by an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for such Distribution Date and (ii) one-twelfth of 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the due date in the month preceding the month of such Distribution Date
                           (such amount, the "Compensating Interest").

                           If a group of Subordinate Certificates supports multiple groups of Senior Certificates, Compensating Interest will be determined on an aggregate basis with respect to all related loan groups. If a group of Subordinate Certificates supports one group of Senior Certificates, Compensating Interest will be determined for the related loan group.

Advances:                  Subject to certain limitations, the Servicer will
                           be required pursuant to the Pooling Agreement to advance (any such advance, an "Advance") prior to each Distribution Date an amount equal to the aggregate of payments of principal and interest
                           (net of the Servicing Fee) which were due on the related due date on the Mortgage Loans and which were delinquent on the related Determination
                           Date. Advances made by the Servicer will be made from its own funds or funds available for future distribution. The obligation to make an Advance with respect to any Mortgage Loan will continue until the ultimate disposition of the REO
                           Property or Mortgaged Property relating to such Mortgage Loan.

                                                                               8
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Interest Accrual:          Interest will accrue on the Certificates during
                           each one-month period (i) ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular
                           Interest Accrual Period") or (ii) commencing on the 25th day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which each Distribution Date occurs (each, a "LIBOR Based
                           Interest Accrual Period" or "No Delay Interest
                           Accrual Period" and together with a Regular
                           Interest Accrual Period, an "Interest Accrual
                           Period"). The initial Regular Interest Accrual
                           Period will be deemed to have commenced on May 1, 2006 and any initial LIBOR Based Interest Accrual
                           Period or No Delay Interest Accrual Period will be deemed to have commenced on May 25, 2006.

                           On each Distribution Date, to the extent of the applicable Pool Distribution Amount or Amounts, each class of interest-bearing Certificates will be entitled to receive interest (as to each such class, the "Interest Distribution Amount") with respect to the related Interest Accrual Period. The Interest Distribution Amount for any interest-bearing class of Certificates will be equal to the sum of (i) interest accrued during the related Interest Accrual Period at the applicable pass-through rate on the related Class Balance or notional amount and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed in respect of interest on such prior Distribution Dates and not subsequently distributed.

                           The interest entitlement described in clause (i) of the Interest Distribution Amount for each class of interest-bearing Senior Certificates and each class of Subordinate Certificates will be reduced by the amount of Net Interest Shortfalls for the related Mortgage Loans for such Distribution Date.

                           Allocations of the interest portion of Realized Losses on the Mortgage Loans in a loan group are allocated first to the related Subordinate Certificates in reverse order of payment priority will result from the priority of distributions first to the related Senior Certificates and then to the classes of related Subordinate Certificates in numerical order of the applicable Pool Distribution Amount as described below under "Priority of Distributions." After the date on which the aggregate Class Balance of the related Subordinate Certificates has been reduced to zero, the interest-bearing related Senior Certificates will bear the interest portion of any Realized Losses on such Mortgage Loans pro rata based on the interest entitlement described in clause (i) of the applicable Interest Distribution Amount.

                                                                               9
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Distributions to           On each Distribution Date, each class of
the Subordinate            Subordinate Certificates that is entitled to
Certificates:              receive a principal distribution will receive its
                           pro rata share (based on the Class Balances of all the Subordinate Certificates (or the Subordinate Certificates in the same group, if there is more than one group of Subordinate
                           Certificates) that are entitled to receive a principal distribution) of the Subordinate
                           Principal Distribution Amount(s), to the extent that the remaining Pool Distribution Amount(s) are sufficient therefor. With respect to each class of Subordinate Certificates, if on any Distribution Date the Fractional Interest is less than the Fractional Interest for that class on the Closing Date, no classes of Subordinate
                           Certificates in the same group, if there is more than one group of Subordinate Certificates, junior to such class will be entitled to receive a principal distribution.

                           Distributions of principal on the Subordinate Certificates that are entitled to receive a principal distribution on a Distribution Date will be made sequentially to each class of Subordinate Certificates in the order of their payment priority until each such class has received its respective pro rata share for the Distribution Date. However, the Class PO Deferred Amounts will be paid to the ratio strip components or certificates from amounts otherwise payable as principal to the related Subordinate Certificates, beginning with the amounts otherwise distributable as principal to the class of related Subordinate Certificates lowest in order of payment priority.

Shifting Interest          Additional credit enhancement is provided by the
Structure:                 allocation of the applicable Non-PO Percentages
                           of principal prepayments on the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage
                           Pool to the related Senior Non-PO Certificates for the first five years and the disproportionately greater allocation of prepayments to such Senior Non-PO Certificates over the following four years. The disproportionate allocation of the applicable
                           Non-PO Percentages of prepayments on the Mortgage
                           Loans in the Mortgage Pool or a loan group in the Mortgage Pool will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first nine years.

                                                                              10
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Allocation of              On each Distribution Date, the applicable PO
Losses:                    Percentage of any Realized Loss on a Discount
                           Mortgage Loan will be allocated to the ratio strip certificate or ratio strip component of the related group until its Class Balance or principal balance is reduced to zero. Such allocation will be effected on each Distribution
                           Date by reducing the Class Balance of the ratio strip certificate or principal balance of the ratio strip component of the related group if and to the extent that such balance (after taking into account the amount of all distributions to be made on such Distribution
                           Date) exceeds the Adjusted Pool Amount (PO
                           Portion) for such Distribution Date. The amount of any such Realized Loss allocated to a ratio strip certificate or ratio strip component of the related group will be treated as a "Class PO
                           Deferred Amount." To the extent funds are available on such Distribution Date or on any future Distribution Date from amounts that would otherwise be allocable to the related
                           Subordinate Principal Distribution Amount or
                           Amounts, the Class PO Deferred Amounts for the ratio strip certificate or ratio strip component of the related group will be paid on such ratio strip certificate or ratio strip component of the related group prior to distributions of principal on the related Subordinate
                           Certificates. Payments of the Class PO Deferred
                           Amounts will be made from the principal payable to the related Subordinate Certificates beginning with the principal payable to the class of Subordinate Certificates lowest in order of payment priority. Any distribution in respect of unpaid Class PO Deferred Amounts for a ratio strip certificate or ratio strip component of the related group will not further reduce the principal balance of such ratio strip certificate or ratio strip component of the related group. The Class PO Deferred Amounts will not bear interest. The Class Balance of the class of related Subordinate Certificates then outstanding lowest in the order of payment priority will be reduced by the amount of any payments in respect of Class PO Deferred Amounts for the ratio strip certificate or ratio strip component of the related group. Any excess of these Class PO Deferred Amounts over the Class
                           Balance of that class will be allocated to the next most subordinate class of related
                           Subordinate Certificates to reduce its Class
                           Balance and so on, as necessary.

                           On each Distribution Date, the applicable Non-PO Percentage of any Realized Loss will be allocated first to the related Subordinate Certificates in reverse order of payment priority (beginning with the class of related Subordinate Certificates then outstanding lowest in order of payment priority), in each case until the Class Balance of such class of Certificates has been reduced to zero, and then to the Senior Non-PO Certificates or to the Senior Non-PO Certificates of the related group, if there are multiple groups of Senior Non-PO Certificates pro rata based on their respective Class Balances.

                                                                              11
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Allocation of              Such allocation will be effected on each such
Losses (Continued):        Distribution Date by reducing the Class Balance
                           of the class of related Subordinate Certificates then outstanding lowest in order of payment priority if and to the extent that the aggregate of the Class Balances of all classes of Senior
                           Non-PO Certificates or the Senior Non-PO
                           Certificates in a group  and the related
                           Subordinate Certificates (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted Pool Amount (Non-PO Portion) or sum of the Adjusted Pool Amounts (Non-PO Portion) for such Distribution Date.

                           After the date on which the aggregate Class
                           Balance of the related Subordinate Certificates has been reduced to zero, on each Distribution Date, the aggregate of the Class Balances of all classes of Senior Non-PO Certificates or all Senior Non-PO Certificates of a group then outstanding will be reduced if and to the extent that such aggregate Class Balance (after taking into account the amount of all distributions to be made on such Distribution Date) exceeds the Adjusted Pool Amount (Non-PO Portion) for such Distribution Date. The amount of any such reduction will be allocated among the Senior Non-PO Certificates or Senior Non-PO Certificates of such group pro rata based on their respective Class Balances (or their initial Class Balances, if lower, in the case of a class of Accrual Certificates).

                           After the date on which the aggregate Class
                           Balance of the related Subordinate Certificates has been reduced to zero, the Class Balance of any class of Super Senior Support Certificates will be reduced not only by the principal portion of Realized Losses allocated to such class as provided in the preceding paragraph, but also by the portion allocated to the related class or classes of Super Senior Certificates.

                                                                              12
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Cross-Collateralization:   If one group of Subordinate Certificates supports
                           multiple groups of Senior Certificates, on each Distribution Date prior to the date on which the aggregate Class Balance of such Subordinate
                           Certificates has been reduced to zero but on or after the date on which the Class Balances of the Senior Non-PO Certificates of a group have been reduced to zero, amounts otherwise distributable as principal payments on such Subordinate
                           Certificates will be paid as principal to the remaining classes of Senior Non-PO Certificates of each group supported by such Subordinate
                           Certificates together with the Senior Principal
                           Distribution Amount(s) in accordance with the principal payment priorities provided that on such Distribution Date (a) the Aggregate
                           Subordinate Percentage for such Distribution Date is less than twice the initial Aggregate
                           Subordinate Percentage or (b) the average outstanding principal balance of the Mortgage
                           Loans (including, for this purpose, any Mortgage
                           Loan in foreclosure, any REO Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) delinquent
                           60 days or more over the last six months as a percentage of the aggregate Class Balance of the Subordinate Certificates is greater than or equal to 50%. If the Senior Non-PO Certificates of two or more groups remain outstanding, the distributions described above will be made to such Senior Certificates of such groups, pro rata, in proportion to the aggregate Class
                           Balance of such Senior Certificates.

                           The "Aggregate Subordinate Percentage" for any Distribution Date will be the percentage equal to the aggregate Class Balance of the Subordinate Certificates divided by the related aggregate Pool Principal Balance (Non-PO Portion).

                           In addition, if on any Distribution Date, after giving effect to the preceding paragraph, the aggregate Class Balance of the Senior Non-PO Certificates after giving effect to distributions to be made on such Distribution Date is greater than the Adjusted Pool Amount (Non-PO Portion) (any such group, the "Undercollateralized Group" and any such excess, the "Undercollateralized Amount"), all amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of their payment priority, will be paid as principal to the Senior Non-PO Certificates of the Undercollateralized Group together with the Senior Principal Distribution Amount(s) in accordance with the principal payment priorities until the aggregate Class Balance of the Senior Non-PO Certificates of the Undercollateralized Group equals the Adjusted Pool Amount (Non-PO Portion). If two or more groups are Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to the amount by which the aggregate Class Balance of the Senior Non-PO Certificates of each such group exceeds the related Pool Principal Balance (Non-PO Portion).

                           The amount of any unpaid interest shortfall amounts with respect to the Undercollateralized Group (including any interest shortfall amount for such Distribution Date) will be paid to the Undercollateralized Group, including the interest only component of such group, if any, prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of their payment priority.


                                                                              13
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Adjusted Pool              The "Adjusted Pool Amount" of the Mortgage Pool
Amount:                    or a loan group in the Mortgage Pool will equal
                           the aggregate unpaid principal balance of the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage Pool as of the Cut-off Date minus the sum of (i) all amounts in respect of principal received in respect of such Mortgage
                           Loans (including amounts received as Advances, principal prepayments and Liquidation Proceeds in respect of principal) and distributed on the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than debt service reductions) incurred on such Mortgage
                           Loans from the Cut-off Date through the end of the month preceding the month in which such Distribution Date occurs.

Adjusted Pool              The "Adjusted Pool Amount (PO Portion)" of the
Amount (PO                 Mortgage Pool or a loan group in the Mortgage
Portion):                  Pool will equal the sum as to each Mortgage Loan
                           in the Mortgage Pool or a loan group in the Mortgage Pool as of the Cut-off Date of the product of (A) the PO Percentage for such Mortgage Loan and (B) the principal balance of such Mortgage Loan as of the Cut-off Date less the sum of (i) all amounts in respect of principal received in respect of such Mortgage
                           Loan (including amounts received as Advances, principal prepayments and Liquidation Proceeds in respect of principal) and distributed on the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of any Realized Loss (other than a debt service reduction) incurred on such Mortgage Loan from the Cut-off Date through the end of the month preceding the month in which such Distribution Date occurs.

Adjusted Pool              The "Adjusted Pool Amount (Non-PO Portion)" of
Amount (Non-PO             the Mortgage Pool or a loan group in the Mortgage
Portion):                  Pool will equal the difference between the
                           Adjusted Pool Amount of the Mortgage Pool or a loan group in the Mortgage Pool and the Adjusted
                           Pool Amount (PO Portion) of the Mortgage Pool or a loan group in the Mortgage Pool.

Class Balance:             The "Class Balance" of a class of Certificates at
                           any time will equal (a) its initial Class Balance less (i) all distributions of principal made to such class, and (ii) losses allocated to such class plus (b) in the case of a class of Accrual
                           Certificates, any amounts added to such Class
                           Balance as a result of the application of the accrual distribution amount.

Fractional                 The "Fractional Interest" with respect to any
Interest:                  Distribution Date and each class of Subordinate
                           Certificates will equal (i) the aggregate of the Class Balances immediately prior to such Distribution Date of all classes of Subordinate
                           Certificates in the same group that have higher numerical class designations than such class, divided by (ii) the aggregate Pool Principal
                           Balance (Non-PO Portion) (if there is only one group of Subordinate Certificates) or the related
                           Pool Principal Balance (Non-PO Portion) or sum of the related Pool Principal Balance (Non-PO
                           Portion) (if there is more than one group of Subordinate Certificates).


                                                                              14
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Net Interest               With respect to any Distribution Date, the "Net
Shortfall:                 Interest Shortfall" is equal to the sum of (i)
                           the shortfall in interest received with respect to any Mortgage Loan as a result of a Relief Act
                           Reduction and (ii) any Non-Supported Interest
                           Shortfalls. Net Interest Shortfalls on any
                           Distribution Date will be allocated pro rata among all such classes of interest-bearing Senior
                           Certificates or if there are Crossed Groups, the interest-bearing Senior Certificates of the
                           Crossed Groups and each class of related
                           Subordinate Certificates, based on the amount of interest accrued on each such class of Certificates on such Distribution Date before taking into account any reduction in such amounts resulting from such Net Interest Shortfalls.
                           The "Net Mortgage Interest Rate" of a Mortgage

Net Mortgage               Loan is the excess of its mortgage interest rate
Interest Rate:             over the sum of the servicing fee rate (which is
                           0.25%) and the trustee fee rate (which is 0.0045%).

Non-PO Percentage:         The "Non-PO Percentage" with respect to any
                           Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool with a Net Mortgage Interest
                           Rate as of the Cut-off Date less than a certain rate (each such Mortgage Loan, a "Discount
                           Mortgage Loan") will be equal to the Net Mortgage
                           Interest Rate as of the Cut-off Date divided by such applicable rate. If there are multiple loan groups in the Mortgage Pool, this rate may be the same for each loan group or may differ for one or more loan groups. The Non-PO Percentage with respect to any Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool with a Net
                           Mortgage Interest Rate as of the Cut-off Date equal to or greater than the applicable rate will be 100%. The "PO Percentage" for any Discount Mortgage Loan will be equal to 100% minus the Non-PO Percentage for such Mortgage
                           Loan.

                           Any Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date greater than or equal to the applicable rate for the Mortgage Pool or the loan group in the Mortgage Pool is a "Premium Mortgage Loan."


                                                                              15
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Non-PO Principal              The "Non-PO Principal Amount" for any
Amount: Distribution Date and the Mortgage Pool or any loan group in the Mortgage Pool will equal the sum of the applicable Non-PO Percentage of:
                              (a) all monthly payments of principal due on
                           each Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool on the related due date;
                              (b) the principal portion of the purchase
                           price (net of unreimbursed Advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement) of each Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool that was repurchased by the Depositor pursuant to the Pooling Agreement during the calendar month preceding the month of that Distribution Date;
                              (c) amounts received with respect to such
                           Distribution Date as a substitution adjustment
                           amount (net of unreimbursed Advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement) in connection with a Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool received during the calendar month preceding the month of that Distribution Date;
                              (d) any Liquidation Proceeds (net of
                           unreimbursed expenses and unreimbursed Advances, if any) allocable to recoveries of principal of the Mortgage Loans in the Mortgage Pool or loan group in the Mortgage Pool that have not yet been liquidated received during the calendar month preceding the month of that Distribution Date;
                              (e) with respect to each Mortgage Loan in the
                           Mortgage Pool or loan group in the Mortgage Pool that was liquidated during the calendar month preceding the month of that Distribution Date, the amount of the Liquidation Proceeds (other than any profits retained by the Servicer in connection with the foreclosure and net of unreimbursed expenses and unreimbursed Advances, if any) allocable to principal received with respect to that Mortgage Loan; and
                              (f) all partial and full principal prepayments
                           on the Mortgage Loans in the Mortgage Pool or loan group in the Mortgage Pool by mortgagors received during the calendar month preceding the month of that Distribution Date.

                           The amounts described in clauses (a) through (d) are referred to as "Scheduled Principal Payments." The amounts described in clauses (e) and (f) are referred to as "Unscheduled Principal Payments."

                                                                              16
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Non-Supported              With respect to any Distribution Date, the
Interest Shortfall:        "Non-Supported Interest Shortfall" is the amount
                           by which the aggregate of Prepayment Interest
                           Shortfalls for the Mortgage Loans in the Mortgage
                           Pool or the Mortgage Loans in any Crossed Loan
                           Groups during the calendar month preceding the month of such Distribution Date exceeds the applicable Compensating Interest for such period.

Notional Amount:           The "Notional Amount" of any Interest Only
                           Certificates (or any components of an Interest
                           Only Certificates) will be equal to either (I) the product of (i) the aggregate of the Stated
                           Principal Balances of the Premium Mortgage Loans in the Mortgage Pool or loan group as of the due date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the these Mortgage Loans (based on the Stated
                           Principal Balances of these Mortgage Loans as of the due date in the month preceding the month of such Distribution Date) minus a specified percentage and (b) the denominator of which is equal to a specified percentage or (II) a percentage or all of the Class Balance(s) of another class or classes.

                                                                              17
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Pool Distribution          The "Pool Distribution Amount" with respect to
Amount:                    any Distribution Date will be determined by
                           reference to amounts received and expenses incurred in connection with the Mortgage Loans in the Mortgage Pool or any loan group in the Mortgage Pool and will be equal to the sum of:

                              (i) all scheduled installments of interest
                           (net of the related Servicing Fee) and principal due on such Mortgage Loans on the due date in the month in which such Distribution Date occurs and received prior to the related Determination Date, together with any Advances in respect thereof and any Compensating Interest allocable to such Mortgage Loans;

                              (ii) all proceeds of any primary mortgage
                           guaranty insurance policies and any other insurance policies with respect to such Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in the Mortgage Pool or any loan group in the Mortgage Pool, by foreclosure or otherwise (collectively, "Liquidation Proceeds"), during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any);

                              (iii) all partial or full prepayments received
                           on such Mortgage Loans during the calendar month preceding the month of such Distribution Date; and

                              (iv) amounts received with respect to such
                           Distribution Date as a substitution adjustment amount or purchase price in respect of any deleted Mortgage Loan in the Mortgage Pool or any loan group in the Mortgage Pool or amounts received in connection with the optional termination of the Trust or a portion of the Trust as of such Distribution Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement.


                                                                              18
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Pool Principal             The "Pool Principal Balance" for the Mortgage
Balance:                   Pool or a loan group in the Mortgage Pool with
                           respect to any Distribution Date equals the aggregate Stated Principal Balances of the Mortgage Loans in the Mortgage Pool or loan group in the Mortgage Pool outstanding on the due date in the month preceding the month of such Distribution Date.

Pool Principal             The "Pool Principal Balance (Non-PO Portion)" for
Balance (Non-PO            the Mortgage Pool or a loan group in the Mortgage
Portion):                  Pool and any Distribution Date equals the sum of
                           the product, for each Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool, of the Non-PO Percentage of such Mortgage Loan multiplied by its Stated Principal Balance on the due date in the month preceding the month of such Distribution Date.

Prepayment                 A "Prepayment Interest Shortfall" on a Mortgage
nterest Shortfall:         Loan is equal to the difference between (x) 30
                           days' interest at the mortgage interest rate
                           (less the servicing fee rate) on the amount of the prepayment on such Mortgage Loan minus (y) the amount of interest actually paid by the related mortgagor on the amount of such prepayment during the preceding month.

Realized Loss:             In general, a "Realized Loss" means, (a) with
                           respect to a Mortgage Loan that has been liquidated, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of proceeds from the liquidation applied to the principal balance of the related Mortgage Loan and (b) losses due to the bankruptcy of the mortgagor.

Relief Act                 A "Relief Act Reduction" is a reduction in the
Reduction:                 amount of monthly interest payment on a Mortgage
                           Loan pursuant to the Servicemembers Civil Relief
                           Act or similar state legislation.

REO Property:              An "REO Property" is a Mortgaged Property that
                           has been acquired by the Trust through
                           foreclosure or grant of a deed in lieu of foreclosure.

                                                                              19
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Percentage:         The Senior Percentage for the Mortgage Pool or loan
                           group in the Mortgage Pool will equal (i) the aggregate Class Balance of the related Senior
                           Non-PO Certificates immediately prior to such date, divided by (ii) the Pool Principal Balance (Non-PO
                           Portion) for the Mortgage Pool or loan group in the Mortgage Pool for such date.

Senior Prepayment          For the following Distribution Dates, will be as
Percentage:                follows:
                                                     Senior Prepayment
                           Distribution Date            Percentage
                           -----------------            ----------
                           June 2006 through   100%;
                           May 2011

                           June 2011 through   the applicable Senior Percentage
                           May 2012            plus, 70% of the applicable
                                               Subordinate Percentage;

                           June 2012 through   the applicable Senior Percentage
                           May 2013            plus, 60% of the applicable
                                               Subordinate Percentage;

                           June 2013 through   the applicable Senior Percentage
                           May 2014            plus, 40% of the applicable
                                               Subordinate Percentage;

                           June 2014 through   the applicable Senior Percentage
                           May 2015            plus, 20% of the applicable
                                               Subordinate Percentage;

                           June 2015 and
                           thereafter          the applicable Senior Percentage;

                           provided, however, that (A) if on any Distribution Date the percentage equal to (x) the aggregate Class Balances of the Senior Non-PO Certificates of multiple groups with one set of Subordinate Certificates (such groups, "Crossed Groups") divided by (y) the sum of the Pool Principal Balances (Non-PO Portion) for the loan groups relating to the Crossed Groups (such loan groups, the "Crossed Loan Groups" and such percentage, the "Crossed Group Total Senior Percentage") exceeds such percentage as of the Closing Date, then the Senior Prepayment Percentages for the Crossed Loan Groups for such Distribution Date will equal 100% and (B) in the case of one group of Senior Non-PO Certificates with its own set of Subordinate Certificates or if the Mortgage Pool is not divided into loan groups, if on any Distribution Date the Senior Percentage for the Mortgage Pool or the related loan group of the Mortgage Pool (the Mortgage Loans in the Mortgage Pool or such loan group, "Non-Crossed Mortgage Loans") exceeds such percentage as of the Closing Date, then the Senior Prepayment Percentage(s) for the Mortgage Pool or such loan group for such Distribution Date will equal 100%.


                                                                              20
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior                     No decrease in the Senior Prepayment Percentages for
Prepayment                 the Crossed Loan Groups will occur if the following
Percentage                 occurs as of any Distribution Date as to which any
(Continued):               such decrease applied with respect to the Crossed
                           Loan Group Mortgage Loans, and no decrease in the Senior Prepayment Percentage for the Non-Crossed
                           Mortgage Loans will occur if the following occurs as of any Distribution Date as to which any such decrease applied with respect to the Non-Crossed
                           Mortgage Loans: (i) the outstanding principal balance of all Mortgage Loans in the Crossed Loan
                           Groups or all Non-Crossed Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property in such loan group or loan groups and any Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six-month period), as a percentage of the aggregate Class Balance of the related Subordinate
                           Certificates, is equal to or greater than 50%, or
                           (ii) cumulative Realized Losses with respect to the Mortgage Loans in the Crossed Loan Groups or all
                           Non-Crossed Mortgage Loans exceed the percentages of the aggregate balance of the related Subordinate
                           Certificates as of the Closing Date (with respect to the related Subordinate Certificates, the "Original
                           Subordinate Principal Balance") indicated below:

                           Distribution Date          % of Original Subordinate
                              Occurring                   Principal Balance
                           -----------------           -------------------------
                           June 2011 through May 2012            30%
                           June 2012 through May 2013            35%
                           June 2013 through May 2014            40%
                           June 2014 through May 2015            45%
                           June 2015 and thereafter              50%

                           The Subordinate Prepayment Percentage for the Mortgage Pool or loan group in the Mortgage Pool for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for the Mortgage Pool or such loan group in the Mortgage Pool for such date.

                                                                              21
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Principal           The "Senior Principal Distribution Amount" for
Distribution               the Mortgage Pool or loan group in the Mortgage
Amount:                    Pool and any Distribution Date will equal the sum
                           of (i) the Senior Percentage for the Mortgage
                           Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Scheduled
                           Principal Payments for such Distribution Date and
                           (ii) the Senior Prepayment Percentage for the
                           Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Unscheduled Principal Payments for such
                           Distribution Date subject to certain reductions due to losses.

Stated Principal           The "Stated Principal Balance" means, as to any
Balance:                   Mortgage Loan and due date, the unpaid principal
                           balance of such Mortgage Loan as of such due date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period), after giving effect to any previous partial principal prepayments and
                           Liquidation Proceeds (net of unreimbursed expenses and unreimbursed Advances) allocable to principal received and to the payment of principal due on such due date and irrespective of any delinquency in payment by the related mortgagor and after giving effect to any deficient valuation by a court in connection with a bankruptcy.

Subordinate                The Subordinate Percentage for the Mortgage Pool
Percentage:                or loan group in the Mortgage Pool for any
                           Distribution Date will equal 100% minus the Senior Percentage for such date.

Subordinate                The Subordinate Prepayment Percentage for the
Prepayment                 Mortgage Pool or loan group in the Mortgage Pool
Percentage:                for any Distribution Date will equal 100% minus
                           the Senior Prepayment Percentage for the Mortgage
                           Pool or such loan group in the Mortgage Pool for such date.

Subordinate                The "Subordinate Principal Distribution Amount"
Principal                  for the Mortgage Pool or loan group in the
Distribution               Mortgage Pool for any Distribution Date will
Amount:                    equal the sum of (i) the Subordinate Percentage
                           for the Mortgage Pool or loan group in the Mortgage Pool of the applicable Non-PO Percentage of Scheduled Principal Payments for such Distribution Date and (ii) the Subordinate
                           Prepayment Percentage for the Mortgage Pool or loan group in the Mortgage Pool of the applicable
                           Non-PO Percentage of Unscheduled Principal
                           Payments for such Distribution Date.

                                                                              22
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------

Subordinate Certificates provide credit support for Senior Certificates. If the Senior Certificates are divided into multiple groups, the Subordinate Certificates may or may not consist of multiple groups. If there are multiple groups of Subordinate Certificates, each group will support one or more groups of Senior Certificates. Additional credit enhancement is provided by the allocation of the applicable Non-PO Percentages of all principal prepayments on the applicable Mortgage Loans to the related Senior Non-PO Certificates, subject to certain exceptions, for the first five years and the disproportionately greater allocation of prepayments to such Senior Non-PO Certificates over the following four years. The disproportionate allocation of the applicable Non-PO Percentages of prepayments on the Mortgage Loans will accelerate the amortization of those Senior Non-PO Certificates relative to the amortization of the related Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first nine years. If there is one group of Subordinate Certificates, the initial credit support percentage for the Senior Certificates (calculated by dividing the initial Class Balance of the Subordinate Certificates by the aggregate Pool Principal Balance) is expected to be 4.45% (+/- 50 basis points). If there are two groups of Subordinate Certificates, the initial credit support percentage for the Senior Certificates related to the 20 to 40 year Mortgage Loans (calculated by dividing the initial Class Balance of the related Subordinate Certificates by the related Pool Principal Balance) is expected to be 4.50% (+/- 50 basis points) and the initial credit support percentage for the Senior Certificates related to the 15 year Mortgage Loans (calculated by dividing the initial Class Balance of the related Subordinate Certificates by the related Pool Principal Balance) is expected to be 3.00% (+/- 50 basis points).

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------

Distributions will be made on each Distribution Date from the Pool Distribution Amount (if the Mortgage Pool is not divided into loan groups) or Amounts (if there are multiple loan groups, in which case the Senior Certificates and any components of a group will be paid from the related Pool Distribution Amount) in the following order of priority:

                      -------------------------------------
                         First, to the classes of Senior
                       Certificates and component (if any)
                        entitled to payments of interest,
                                to pay interest;
                      -------------------------------------
                                       |
                                       |
                                      \|/
                      -------------------------------------
                         Second, pro rata, to the Senior
                        Non-PO Certificates and any ratio
                         strip component or ratio strip
                        certificates entitled to payments
                         of principal, to pay principal;
                      -------------------------------------
                                       |
                                       |
                                      \|/
                      -------------------------------------
                       Third, to any ratio strip component
                       or ratio strip certificates, to pay
                       any Class PO Deferred Amounts, from
                          amounts otherwise payable as
                            principal to the related
                            Subordinate Certificates;
                      -------------------------------------
                                       |
                                       |
                                      \|/
                      -------------------------------------
                             Fourth, subject to any
                        cross-collateralization payments,
                         sequentially, to each class of
                        Subordinate Certificates from the
                       related Pool Distribution Amount or
                           Amounts to pay interest and
                        principal in the order of payment
                       priority, until each Class Balance
                                  is zero; and
                      -------------------------------------
                                       |
                                       |
                                      \|/
                      -------------------------------------
                       Fifth, to the residual certificate,
                             any remaining amounts.
                      -------------------------------------


                                                                              23
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

The Sponsor and            Bank of America, National Association ("Bank of
Servicer:                  America") will serve as the sponsor (the
                           "Sponsor") and the servicer (the "Servicer") of the Certificates.

                           See "The Sponsor," "The Mortgage Loan Programs," "Servicing of the Mortgage Loans" and "The Pooling Agreement" in the base prospectus for more information about the Sponsor, its securitization programs, its solicitation and underwriting criteria used to originate the Mortgage Loans and its material roles and duties in this transaction.

                           All of the Mortgage Loans will be serviced by the Servicer in accordance with the terms of the Pooling Agreement. The Servicer may perform any of its obligations under the Pooling Agreement through one or more subservicers. Despite the existence of subservicing arrangements, the Servicer will be liable for its servicing duties and obligations under the Pooling Agreement as if the Servicer alone were servicing the Mortgage Loans. See "The Sponsor," "Servicing of the Mortgage Loans - The Servicers," "- Servicing Experience and Procedures of Bank of America" and "The Pooling Agreement" in the base prospectus for more information about the Servicer, the Servicer's experience, its servicing procedures and its obligations under the Pooling Agreement.


                                                                              24
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Static Pool                Information concerning the Sponsor's prior
Information:               residential mortgage loan securitizations
                           involving both fixed-rate first lien mortgage loans underwritten in accordance with the Sponsor's general underwriting standards described in the base prospectus under "The
                           Mortgage Loan Programs-Mortgage Loan
                           Underwriting-Bank of America General Underwriting
                           Standards" and first lien mortgage loans underwritten in accordance with the Sponsor's alternative underwriting standards described in the base prospectus under -Bank of America
                           Alternative Underwriting Standards," and, in each case, issued by the Depositor or the Depositor's predecessor is available on the internet at http://www.bofa.com/boams. Although those securitizations involve the most comparable type of mortgage loans to the type of Mortgage Loans contained in the Mortgage Pool, the Sponsor also maintains on that website, for the information of investors, statistical data concerning the
                           Sponsor's prior residential mortgage loan securitizations involving either fixed-rate first lien mortgage loans or adjustable-rate first lien mortgage loans underwritten in accordance with the Sponsor's general underwriting standards issued by the Depositor or the Depositor's predecessor.

                              Without charge or registration, investors can
                           view on this website the following information for each of those securitizations:

                              o     summary initial pool information; and

                              o     delinquency, cumulative loss, and
                                    prepayment information as of each
                                    Distribution Date for the five years
                                    preceding the date of first use of the
                                    prospectus supplement.

                              In the event any changes or updates are made
                           to the information available on the Sponsor's website, the Depositor will provide a copy of the original information upon request to any person who writes or calls the Depositor. The Depositor's address is 214 North Tryon Street, Mail Code NC1-027-22-02, Charlotte, North Carolina 28255. Its telephone number is (704) 387-8239.

                              This static pool data may have been influenced
                           in the past by factors beyond the Sponsor's control, such as unusually robust housing prices, low interest rates and changes in product type. Therefore, the performance of prior residential mortgage loan securitizations may not be indicative of the future performance of the Mortgage Loans.

                                                                              25
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

                           YOU SHOULD FULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE OFFERED CERTIFICATES. BEFORE INVESTING YOU SHOULD CAREFULLY REVIEW "RISK FACTORS" IN THE BASE PROSPECTUS TOGETHER WITH THE RISK FACTORS SET FORTH BELOW.

Subordination of
any Super Senior
Support and
Subordinate                Subordinate certificateholders are more likely to
Certificates               suffer losses as a result of losses or
Increases Risk of          delinquencies on the related Mortgage Loans than
Loss:                      are Senior certificateholders.

                           o The rights of each class of Subordinate Certificates to receive distributions of interest and principal are subordinated to the rights of the related Senior Certificates and each class of related Subordinate Certificates higher in order of payment priority.

                           o Losses that are realized on the Mortgage Loans will be allocated first to the class of related Subordinate Certificates lowest in order of payment priority, then to the class of related Subordinate Certificates next lowest in order of payment priority and so on, in reverse order of payment priority until the outstanding Class Balances of such classes have been reduced to zero.

                           Any Super Senior Support certificateholders should consider the risk that after the related Subordinate Certificates are no longer outstanding, the principal portion of losses realized on the applicable Mortgage Loans that are allocated to a class of Super Senior Certificates will be borne by the related class of Super Senior Support Certificates, rather than such class of Super Senior Certificates.

The Rate of                Because principal payments on the Mortgage Loans
Principal Payments         will be distributed currently on the related
on the Mortgage            Senior Certificates and the related Subordinate
Loans Will Affect          Certificates, the rate of distributions of
the Yield on the           principal and the yield to maturity on your
Offered                    Certificates will be directly related to (i) the
Certificates:              rate and timing of payments of principal on the
                           applicable Mortgage Loans and (ii) the amount and timing of defaults by borrowers that result in losses on the applicable Mortgage Loans.
                           Borrowers are permitted to prepay their Mortgage
                           Loans, in whole or in part, at any time. The principal payments on the Mortgage Loans may be in the form of scheduled principal payments or principal prepayments (for this purpose, the term
                           "principal prepayment" includes prepayments and any other recovery of principal in advance of the scheduled due date, including repurchases and liquidations due to default, casualty, condemnation and the like). Any of these prepayments will result in distributions to you of amounts that would otherwise be distributed over the remaining term of the Mortgage Loans.

                                                                              26
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

The Rate of                The rate of principal payments on the Mortgage
Principal Payments         Loans will be affected by the following:
on the Mortgage
Loans Will Affect               o    the amortization schedules of the Mortgage
the Yield on the                     Loans;
Offered
Certificates                    o    the rate of partial prepayments and full
(Continued):                         prepayments by borrowers due to
                                     refinancing, job transfer, changes in
                                     property values or other factors;

                                o liquidations of the properties that secure defaulted Mortgage Loans;

                                o    repurchases of Mortgage Loans by the
                                     Depositor as a result of defective
                                     documentation or breaches of
                                     representations or warranties;

                                o the exercise of due-on-sale clauses by the Servicer in connection with transfers of mortgaged properties;

                                o the optional repurchase of all the Mortgage Loans by the Depositor to effect a termination of the Trust or certain of the Mortgage Loans in the Trust when the aggregate Stated Principal
                                     Balance of the related Mortgage Loans
                                     is less than 10% of the aggregate
                                     unpaid principal balance of such
                                     Mortgage Loans as of the cut-off
                                     date; and

                                o    general and targeted solicitations
                                     for refinancing by mortgage
                                     originators (including the Sponsor).

                           The rate of principal payments on the Mortgage Loans will depend greatly on the level of mortgage interest rates:

                                 o If prevailing interest rates for similar mortgage loans fall below the interest rates on the Mortgage Loans in the Trust, the rate of prepayment is likely to increase.

                                 o Conversely, if prevailing interest rates for similar mortgage loans rise above the interest rates on the Mortgage
                                       Loans in the Trust, the rate of
                                       prepayment is likely to decrease.

                                                                              27
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

The Rate of                If you are purchasing any Offered Certificates at
Principal Payments         a discount, and specifically if you are
on the Mortgage            purchasing principal only certificates, you
Loans Will Affect          should consider the risk that if principal
the Yield on the           payments on the applicable Mortgage Loans, or in
Offered                    the case of any ratio strip certificates, some or
Certificates               all of the Discount Mortgage Loans, occur at a
(Continued):               rate slower than you expected, your yield will be
                           lower than you expected. If you are purchasing any Offered Certificates at a premium, and specifically if you are purchasing interest only certificates, you should consider the risk that if principal payments on the applicable mortgage loans or, in the case of interest only certificates whose notional amount is based on some or all of the Premium Mortgage Loans, such Premium Mortgage Loans, occur at a rate faster than you expected, your yield may be lower than you expected. You must make your own decisions as to the appropriate prepayment assumptions to be used when purchasing any Offered Certificates.
                           The applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments (excluding for this purpose, partial liquidations due to default, casualty, condemnation and the like) initially will be distributed to the classes of related Senior
                           Non-PO Certificates then entitled to receive principal prepayment distributions. This may result in all (or a disproportionate percentage) of those principal prepayments being distributed to such Senior Non-PO Certificates and none (or less than their pro rata share) of such principal prepayments being distributed to holders of the related Subordinate Certificates during the periods of time described in the applicable definition of "Senior Prepayment Percentage."

                           The timing of changes in the rate of prepayments may significantly affect the actual yield to you, even if the average rate of principal prepayments is consistent with your expectations. In general, the earlier the payment of principal of the related Mortgage Loans, the greater the effect on your yield to maturity. As a result, the effect on your yield of principal prepayments occurring at a rate higher (or lower) than the rate you anticipate during the period immediately following the issuance of the certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments.

Any Yield                  The Trustee on behalf of the Trust may enter
Maintenance                into one or more Yield Maintenance Agreements
Agreement is               with one or more counterparties, for the benefit
Subject to                 of certain Classes of  Certificates. Each Yield
Counterparty Risk:         Maintenance Agreement will require the
                           applicable counterparty to make certain payments in certain circumstances. To the extent that payments on such Certificates depend in part on payments to be received by the Trustee under the related Yield Maintenance Agreement, the ability of the Trustee to make such payments on such Certificates will be subject to the credit risk of the applicable counterparty.

                                                                              28
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Risk Factors
--------------------------------------------------------------------------------

Delinquencies and
Losses on the              Delinquencies on the mortgage loans which are not
Mortgage Loans Will        advanced by or on behalf of the Servicer (because
Adversely Affect           the Servicer has determined that these amounts,
Your Yield:                if advanced, would be nonrecoverable), will
                           adversely affect the yield on the related Senior
                           Certificates and the related Subordinate
                           Certificates. The Servicer will determine that a proposed advance is nonrecoverablewhen, in the good faith exercise of its servicing judgment, it believes the proposed advance would not be ultimately recoverable from the related mortgagor, related liquidation proceeds, or other recoveries in respect of the Mortgage Loan.
                           Because of the priority of distributions, shortfalls resulting from delinquencies that are not covered by advances will be borne first by the related Subordinate Certificates (in reverse order of payment priority), and then by the related Senior Certificates.

                           Net interest shortfalls will adversely affect the yields on the Offered Certificates. In addition, losses generally will be borne by the related Subordinate Certificates. As a result, the yields on the Offered Certificates will depend on the rate and timing of realized losses on the related Mortgage Loans.

Credit Scores May          The Sponsor generally uses Credit Scores as part
Not Accurately             of its underwriting process. The attached
Predict the                collateral summary shows credit scores for the
Likelihood of              mortgagors obtained at the time of origination of
Default:                   their mortgage loans. A credit score purports
                           only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of most mortgage loans. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, credit scores do not address particular mortgage loan characteristics that influence the probability of repayment by the borrower. Neither the Depositor nor the Sponsor makes any representations any mortgage loan or that a particular credit score should be relied upon as a basis for an expectation that a borrower will repay its mortgage loan according to its terms.

Geographic                 At various times, certain geographic regions will
Concentration May          experience weaker economic conditions and housing
Increase Risk of           markets and, consequently, will experience higher
Loss Due to Adverse        rates of delinquency and loss on mortgage loans
Economic Conditions        generally. In addition, certain states have
or Natural                 experienced natural disasters, including
Disasters:                 earthquakes, fires, floods and hurricanes, which
                           may adversely affect property values. Although mortgaged properties located in certain identified flood zones will be required to be covered, to the maximum extent available, by flood insurance, no mortgaged properties will otherwise be required to be insured against earthquake damage or any other loss not covered by standard hazard insurance policies. Any concentration of mortgaged properties in a state or region may present unique risk considerations.
                           See the tables entitled "Geographic Distribution of Mortgaged Properties of the Mortgage Loans" in the attached collateral summary for a listing of the locations and concentrations of the mortgaged properties.

                                                                              29
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

Geographic
Concentration May          Any deterioration in housing prices in a state or
Increase Risk of           region due to adverse economic conditions,
Loss Due to Adverse        natural disaster or other factors, and any
Economic Conditions        deterioration of economic conditions in a state
or Natural                 or region that adversely affects the ability of
Disasters                  borrowers to make payments on the mortgage loans,
(Continued):               may result in losses on the Mortgage Loans. Any
                           losses may adversely affect the yield to maturity of the related Offered Certificates.

Residential Real           There can be no assurance that values of the
Estate Values May          mortgaged properties have remained or will remain
Fluctuate and              at their levels on the dates of origination of
Adversely Affect           the related Mortgage Loans. The value of any
Your Investment:           mortgaged property generally will change over
                           time from its value on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the loan-to-value ratios shown in the table in the accompanying collateral annex might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur on the Mortgage Loans. If the residential real estate market should experience an overall decline in property values large enough to cause the outstanding balances of the Mortgage Loans and any secondary financing on the related mortgaged properties to equal or exceed the value of the mortgaged properties, delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry or in the Sponsor's prior securitizations involving the Depositor.

                           In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the mortgagors' timely payment of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the mortgage pool. These other factors could include excessive building resulting in an oversupply of housing in a particular area or a decrease in employment reducing the demand for housing in an area. To the extent that credit enhancements do not cover such losses, your yield may be adversely impacted.

                                                                              30
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Risk Factors
--------------------------------------------------------------------------------

United States
Military Operations        As a result of military operations in Afghanistan
May Increase Risk          and Iraq, the United States has placed a
of Relief Act              substantial number of armed forces reservists and
Shortfalls:                members of the National Guard on active duty
                           status. It is possible that the number of reservists and members of the National Guard placed on active duty status may remain at high levels for an extended time. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty, is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief Act, and any comparable state law, will apply. This may result in interest shortfalls on the Mortgage Loans in the trust, which will be borne by all classes of interest bearing Certificates and components.
                           Neither the Sponsor nor the Depositor has taken any action to determine whether any of the Mortgage Loans would be affected by these interest rate limitations.

The Certificates           The yield maintenance agreement payment for any
May Not Receive            Distribution Date will be based on the lesser of
Amounts Expected           (x) the Class Balance(s) of the related Class or
from any Yield             Classes or (y) the related notional amount, which
Maintenance                will decrease for each Distribution Date during
Agreements:                the life of the applicable yield maintenance
                           agreement. The notional amounts are generally derived by using an assumed prepayment rate for the applicable mortgage loans. The actual rate of prepayment on the applicable mortgage loans is likely to differ from the rate assumed. If prepayments on these mortgage loans occur at a rate slower than the rate used in determining the notional amounts, the Class Balance(s) of the related Class or Classes will be greater than the related notional amount for a Distribution Date and a holder of the related Certificates will receive less than if the counterparty were required to make payments based on the Class
                           Balance(s) of the related Class or Classes.

                                                                              31
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

There is a Risk            When a Mortgage Loan is prepaid in full, the
that Interest              mortgagor is charged interest only up to the date
Payments on the            on which payment is made, rather than for an
Mortgage Loans May         entire month. When a mortgagor makes a partial
Be Insufficient to         principal prepayment on a Mortgage Loan, the
Pay Interest on            mortgagor is not charged interest on the
Your Certificates:         prepayment for the month in which the principal
                           prepayment was received. This may result in a shortfall in interest collections available for payment on the next Distribution Date. The
                           Servicer is required to cover a portion of the shortfall in interest collections that are attributable to prepayments in full and partial prepayments on the Mortgage Loans, but in each case only up to the amount of Compensating
                           Interest related to such Mortgage Loans for such Distribution Date. To the extent these shortfalls are not covered by the amount of related
                           Compensating Interest, they will be allocated pro rata to the related classes of interest-bearing
                           Certificates and any related components.

Certificates May           If you are an individual investor who does not
Not Be Appropriate         have sufficient resources or expertise to
for Individual             evaluate the particular characteristics of a
Investors:                 class of Offered Certificates, the Offered
                           Certificates may not be an appropriate investment for you. This may be the case because, among other things:

                              o  if you purchase your Certificates at a
                                 price other than par, your yield to
                                 maturity will be sensitive to the uncertain rate and timing of principal prepayments on the applicable Mortgage Loans;

                              o the rate of principal distributions on, and the weighted average lives of, the Offered Certificates will be sensitive to the uncertain rate and timing of principal prepayments on the applicable Mortgage Loans and the priority of principal distributions among the classes of Certificates, and as such, the Offered Certificates and, in particular, any class of special retail certificates, may be inappropriate investments for you if you require a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions;

                              o  you may not be able to reinvest amounts
                                 distributed in respect of principal on your Certificates (which distributions, in general, are expected to be greater during periods of relatively low interest rates) at a rate at least as high as the applicable pass-through rate or your expected yield;

                              o  a secondary market for the Offered
                                 Certificates may not develop or provide you with liquidity of investment; and

                              o  you must pay tax on any interest or
                                 original issue discount in the year it
                                 accrues, even if the cash is paid to you in a different year.

                                                                              32
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Risk Factors
--------------------------------------------------------------------------------

Limited Source of
Payments - No              Proceeds of the Mortgage Loans (and any insurance
Recourse to                policy with respect to a class of insured special
Depositor, Seller,         retail certificates) will be the sole source of
Servicer or Trustee:       payments on the Certificates. The Certificates do
                           not represent an interest in or obligation of the Depositor, the Servicer, the Sponsor, the Trustee or any of their affiliates. There are, however, limited obligations of the Depositor with respect to certain breaches of representations and warranties, and limited obligations of the Servicer with respect to its servicing obligations.

                           Neither the Certificates nor the Mortgage Loans will be guaranteed by or insured by any governmental agency or instrumentality, the Depositor, the Sponsor, the Servicer, the Trustee or any of their affiliates. Consequently, if payments on the Mortgage Loans are insufficient or otherwise unavailable to make all payments required on the Certificates, there will be no recourse to the Depositor, the Sponsor, the Servicer, the Trustee or any of their affiliates.

Limited Liquidity:         The Underwriter intends to make a market for
                           purchase and sale of the Offered Certificates after their initial issuance, but the Underwriter has no obligation to do so. There is no assurance that such a secondary market will develop or, if it does develop, that it will provide you with liquidity of investment or that it will continue for the life of the Offered Certificates. As a result, you may not be able to sell your Certificates or you may not be able to sell your Certificates at a high enough price to produce your desired return on investment.

                           The secondary market for mortgage-backed securities has experienced periods of illiquidity and can be expected to do so in the future. Illiquidity means that there may not be any purchasers for your class of Certificates. Although any class of Certificates may experience illiquidity, it is more likely that classes of Certificates that are more sensitive to prepayment, credit or interest rate risk (such as the Interest Only, Super Senior Support, Companion, Inverse Floating Rate, Principal Only, or Subordinated Certificates) will experience illiquidity.

Alternative                Certain of the Mortgage Loans may have been
Underwriting               originated using the Sponsor's "Alternative A"
Standards May              underwriting guidelines. See "The Mortgage Loan
Increase Risk of           Programs-Mortgage Loan Underwriting-Bank of
Loss:                      America Alternative Underwriting Standards" in
                           the base prospectus. These underwriting
                           guidelines are different from and, in certain respects, less stringent than the general underwriting guidelines employed by the sponsor.
                           For example, certain of the mortgage loans may have been originated with less than standard documentation or with higher maximum loan-to-value ratios. Accordingly, the mortgage loans may experience rates of delinquencies, defaults, foreclosure, bankruptcy and loss that are higher than those experienced by mortgage loans underwritten using the Sponsor's general underwriting standards.

                                                                              33
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

The Rate of Default        Certain of the Mortgage Loans may be secured by
on Mortgage Loans          investor properties. An investor property is a
that Are Secured by        property which, at the time of origination, the
Investor Properties        mortgagor represented would not be used as the
May be Higher than         mortgagor's primary residence or second home.
on Other Mortgage          Because the mortgagor is not living on the
Loans:                     property, the mortgagor may be more likely to
                           default on the mortgage loan than on a comparable mortgage loan secured by a primary residence, or to a lesser extent, a second home. In addition, income expected to be generated from an investor property may have been considered for underwriting purposes in addition to the income of the mortgagor from other sources. Should this income not materialize, it is possible the mortgagor would not have sufficient resources to make payments on the mortgage loan.

There Are Risks            At the time of origination of certain of the
Relating to                Mortgage Loans, a lender other than the Sponsor
Mortgaged                  may have originated a second lien mortgage loan.
Properties Subject         Mortgage Loans that have second lien mortgage
to Second Lien             loans encumbering the same mortgaged property may
Mortgage Loans:            have higher rates of delinquency and foreclosure
                           relative to mortgage loans that do not have second lien mortgage loans behind them. This may be due to changes in the mortgagor's debt-to-income profile, the fact that mortgagors may then have less equity in the mortgaged property or other factors. You should also note that any mortgagor could obtain a second lien mortgage loan at any time subsequent to the date of origination of their first lien mortgage loan from any lender.

Subordinate                The Subordinate Certificates may provide credit
Certificates May           support for more than one Groups of Senior
Provide                    Certificates and thus the outstanding Class
Subordination for          Balances of such Subordinate Certificates could
All Groups:                be reduced to zero as a result of a
                           disproportionate amount of principal losses on the Mortgage Loans in one Loan Group. Therefore, these losses on the Mortgage Loans in one Loan
                           Group will reduce the subordination provided by the Subordinate Certificates to the other Groups of Senior Certificates and increase the likelihood that losses may be allocated to the other Groups of Senior Certificates.

                           Under certain circumstances due to a
                           cross-collateralization mechanism, principal otherwise payable to these Subordinate
                           Certificates will be paid to certain Senior
                           Certificates.

High Rates of LIBOR        If you are purchasing any inverse floating rate
or Another Index           interest only certificates, in addition to the
May Result in a            risk that a rapid rate of prepayments on the
Lower or Negative          related Mortgage Loans may result in a lower
Yield on any               actual yield than you expected or a negative
Inverse Floating           yield, you should also consider the risk that
Rate Interest Only         high rates of LIBOR or high rates of another
Certificates:              applicable index for your certificates may result
                           in the failure to recover your initial investment.

                                                                              34
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                   Banc of America Alternative Loan Trust 2006-5
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------


                 Categories of Classes of Certificates

      The Certificates of any series may be comprised of one or more classes. The classes, in general, fall into different categories. The chart in the base prospectus under the heading "Description of the Certificates-Categories of Classes of Certificates" identifies and generally defines certain of the more typical categories. The prospectus supplement for a series of Certificates may identify the classes which comprise that series by reference to those categories or another category specified in the prospectus supplement.

                                                                              35
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                       [BANC OF AMERICA SECURITIES LOGO]

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Mortgage Pass-Through Certificates, Series 2006-5

Banc of America Alternative Loan Trust 2006-5
Issuing Entity

Banc of America Mortgage Securities, Inc.
Depositor

Bank of America, National Association
Sponsor and Servicer

[BANC OF AMERICA LOGO]

May 10, 2006

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

         THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

            Selected 15 Year Mortgage Loan Data as of May 1, 2006(1)

                                              Range or Total    Weighted Average
                                              --------------    ----------------
Number of 15 Year Mortgage Loans                   161
Aggregate Unpaid Principal Balance            $26,001,291.14
Unpaid Principal Balance                       $20,998.56 to
                                              $2,105,389.54       $161,498.70
Mortgage Interest Rate                       5.125% to 7.500%        6.245%
Servicing Fee Rate                               0.2500%
Trustee Fee Rate                                 0.0045%
Administrative Fee Rate                          0.2545%
Remaining Terms to Stated Maturity           119 to 180 months     178 months
Original Term                                120 to 180 months     178 months
Number of Months Since Origination            1 to 20 months        2 months
Original Loan-to-Value Ratio                 10.87% to 95.00%        63.32%
Credit Scores                                   600 to 816            735
Latest Maturity Date                            May 1, 2021
Number of Interest-Only Mortgage Loans              0
Aggregate Unpaid Principal Balance of
  Interest-Only Mortgage Loans                     N/A
Unpaid Principal Balance of Interest-Only
  Mortgage Loans                                   N/A                N/A
Number of Buy-Down Loans                            0
Aggregate Unpaid Principal Balance of
  Buy-Down Loans                                   N/A
Unpaid Principal Balance of Buy-Down Loans         N/A                N/A
Number of BPP Mortgage Loans                        8
Aggregate Unpaid Principal Balance of BPP
  Mortgage Loans                               $583,322.62
Unpaid Principal Balance of BPP Mortgage      $23,922.62 to
  Loans                                        $150,000.00         $72,915.33
Number of Mortgage Loans underwritten
  using "Alternative A" underwriting
  standards                                         62
Aggregate Unpaid Principal Balance of
  Mortgage Loans underwritten using
  "Alternative A" underwriting standards      $14,996,931.84
Unpaid Principal Balance of Mortgage Loans
  underwritten using "Alternative A"          $27,390.97 to
  underwriting standards                      $2,105,389.54       $241,886.00
Number of Mortgage Loans secured by leases
  on real property                                  0
Aggregate Unpaid Principal Balance of
  Mortgage Loans secured by leases on real
  property                                         N/A
Unpaid Principal Balance of Mortgage Loans
  secured by leases on real property               N/A
Geographic Concentration of Mortgaged
Properties in
Excess of 5.00% of the Aggregate Unpaid
Principal Balance
     California.................                  26.74%
     New Jersey.................                  10.79%
     Florida....................                  9.69%
     Nevada.....................                  7.47%
Maximum Single Five-Digit Zip Code                8.10%
  Concentration

------------------
(1)   Approximate (+/-5%).


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

                     Occupancy of Mortgaged Properties(1)(2)

                                                   Aggregate
                                                     Stated        % of 15 Year
                                 Number of 15      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Occupancy(2)                        Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
Primary Residence                     59         $14,770,159.87       56.81%
Investor Property                     96          9,577,132.24        36.83
Second Home                           6           1,653,999.03         6.36
       Total:.............           161         $26,001,291.14      100.00%

------------------
(1) Based solely on representations of the mortgagor at the time of origination of the related 15 Year Mortgage Loan.

(2)   Approximate (+/-5%).

                                Property Type(1)

                                                   Aggregate
                                                     Stated        % of 15 Year
                                 Number of 15      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Property Type (1)                   Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
Single Family Residence               93         $13,052,131.99       50.20%
PUD                                   13          5,640,078.46        21.69
2-Family                              25          3,884,827.01        14.94
Condominium                           18          1,858,883.97         7.15
4-Family                              6            998,551.70          3.84
3-Family                              3            411,422.82          1.58
Townhouse                             3            155,395.19          0.6
       Total:.............           161         $26,001,291.14      100.00%

------------------
(1)   Approximate (+/-5%).

                            Mortgage Loan Purposes(3)

                                                   Aggregate
                                                     Stated        % of 15 Year
                                 Number of 15      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Purpose (3)                         Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
Refinance-Cashout(1)                  72         $13,591,132.51       52.27%
Purchase                              56          7,332,801.92        28.20
Refinance-Rate/Term(2)                33          5,077,356.71        19.53
       Total:.............           161         $26,001,291.14      100.00%

------------------
(1) "Refinance--Cashout" means a mortgage loan originated in connection with a refinancing that has a principal balance in excess of the principal balance on the old loan plus settlement costs where cash is distributed to the mortgagor.

(2) "Refinance--Rate/Term" means a mortgage loan originated in connection with a refinancing to reduce the mortgage interest rate or reduce or increase the term.

(3)   Approximate (+/-5%).

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

                              Documentation Type(1)

                                                    Aggregate
                                      Number of       Stated       % of 15 Year
                                       15 Year      Principal      Cut-off Date
                                      Mortgage    Balance as of   Pool Principal
Documentation Type (1)                  Loans      Cut-off Date      Balance
------------------------------------  ---------  ---------------  --------------
Accelerated - Stated                     61       $14,757,731.05       56.76%
Standard                                 37        5,798,346.54        22.30
Accelerated - Paper Saver(R)/Threshold   48         4,057,481.87        15.60
Accelerated - Desktop                     8         707,720.20          2.72
Underwriter(R)/Loan Prospector(R)
Accelerated - No Ratio                    1         239,200.79          0.92
Accelerated - Wholesale SISA              2         232,039.90          0.89
Accelerated - All Ready Home              3         163,770.79          0.63
Accelerated - Rapid                       1         45,000.00           0.17
       Total:................            161      $26,001,291.14      100.00%

------------------
(1)   Approximate (+/-5%).

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgaged Properties(1)(2)

                                                   Aggregate
                                                     Stated        % of 15 Year
                                 Number of 15      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Geographical Area (2)               Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
Arizona                               5           $551,950.45         2.12%
Arkansas                              1            47,838.43           0.18
California                            25          6,951,535.24        26.74
Colorado                              1            66,133.08           0.25
Connecticut                           5            493,635.40          1.90
Florida                               17          2,519,555.49         9.69
Georgia                               11           781,364.30          3.01
Idaho                                 3            294,324.28          1.13
Illinois                              3            274,411.98          1.06
Indiana                               2            236,941.00          0.91
Louisiana                             1            134,000.00          0.52
Maryland                              5            640,783.64          2.46
Massachusetts                         1            239,200.79          0.92
Michigan                              2            158,000.00          0.61
Minnesota                             1            67,265.41           0.26
Mississippi                           1            30,000.00           0.12
Missouri                              7            747,433.60          2.87
Nevada                                2           1,942,439.86         7.47
New Hampshire                         3            340,088.19          1.31
New Jersey                            6           2,804,998.87        10.79
New Mexico                            2            238,615.00          0.92
New York                              7            478,695.11          1.84
North Carolina                        5            320,781.31          1.23
Oklahoma                              7            302,995.32          1.17
Oregon                                3            291,936.14          1.12
Pennsylvania                          1            199,920.00          0.77
Rhode Island                          1            209,299.70          0.80
South Carolina                        3            159,224.96          0.61
Tennessee                             2            206,717.61          0.80
Texas                                 15          1,224,339.86         4.71
Utah                                  1            102,667.92          0.39
Virginia                              7           1,227,756.50         4.72
Washington                            2            443,332.15          1.71
Wisconsin                             2            273,109.55          1.05
Wyoming                               1           1,000,000.00         3.85
       Total:.............           161         $26,001,291.14      100.00%

------------------
(1) As of the Cut-off Date, no more than approximately 8.10% of the 15 Year Mortgage Loans are expected to be secured by Mortgaged Properties located in any one five-digit postal zip code.

(2)   Approximate (+/-5%).

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

                   Current Mortgage Loan Principal Balances(1)(2)

                                                   Aggregate
                                                     Stated        % of 15 Year
                                 Number of 15      Principal       Cut-off Date
Current Mortgage Loan            Year Mortgage   Balance as of    Pool Principal
Principal Balances(2)                Loans        Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
$0.01 to $50,000.00                   34         $1,298,431.63        4.99%
$50,000.01 to $100,000.00             55          4,072,890.71        15.66
$100,000.01 to $150,000.00            31          3,909,124.60        15.03
$150,000.01 to $200,000.00            15          2,528,858.99         9.73
$200,000.01 to $250,000.00             7          1,553,706.65         5.98
$250,000.01 to $300,000.00             1           252,000.00          0.97
$300,000.01 to $350,000.00             2           653,951.23          2.52
$350,000.01 to $400,000.00             3          1,149,343.89         4.42
$400,000.01 to $450,000.00             4          1,750,250.00         6.73
$500,000.01 to $550,000.00             2          1,022,211.94         3.93
$550,000.01 to $600,000.00             1           597,892.53          2.30
$700,000.01 to $750,000.00             2          1,466,000.00         5.64
$750,000.01 to $800,000.00             1           787,500.00          3.03
$950,000.01 to $1,000,000.00           1          1,000,000.00         3.85
$1,500,000.01 to $2,000,000.00         1          1,853,739.43         7.13
$2,000,000.01 to $2,500,000.00         1          2,105,389.54         8.10
       Total:..............           161        $26,001,291.14      100.00%

------------------
(1) As of the Cut-off Date, the average outstanding principal balance of the 15 Year Mortgage Loans is expected to be approximately $161,499.

(2)   Approximate (+/-5%).

                      Original Debt-to-Income Ratios(1)(2)

                                                   Aggregate
                                                     Stated        % of 15 Year
                                 Number of 15      Principal       Cut-off Date
Original Debt-to-Income         Year Mortgage    Balance as of    Pool Principal
Ratios(2)                           Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
Not Calculated                        1           $239,200.79         0.92%
0.01% to 10.00%                       8            408,919.95          1.57
10.01% to 20.00%                      25          4,121,776.95        15.85
20.01% to 30.00%                      38          6,692,198.62        25.74
30.01% to 40.00%                      36          8,136,595.77        31.29
40.01% to 50.00%                      35          3,893,193.76        14.97
50.01% to 60.00%                      11          1,476,281.19         5.68
60.01% to 70.00%                      6            913,532.37          3.51
70.01% to 80.00%                      1            119,591.74          0.46
       Total:.............           161         $26,001,291.14      100.00%

------------------
(1) As of the Cut-off Date, the weighted average Debt-to-Income Ratio at origination of the 15 Year Mortgage Loans is expected to be approximately 32.85%.

(2)   Approximate (+/-5%).

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

                       Original Loan-to-Value Ratios(1)(2)

                                                   Aggregate
                                                     Stated        % of 15 Year
                                 Number of 15      Principal       Cut-off Date
Original Loan-to-Value Ratios   Year Mortgage    Balance as of    Pool Principal
(2)                                 Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
10.01% to 15.00%                      2            $73,409.67         0.28%
20.01% to 25.00%                      6            418,449.36          1.61
25.01% to 30.00%                      7            649,067.46          2.50
30.01% to 35.00%                      8           1,081,954.84         4.16
35.01% to 40.00%                      6            605,541.29          2.33
40.01% to 45.00%                      9           1,108,353.85         4.26
45.01% to 50.00%                      9           1,358,980.14         5.23
50.01% to 55.00%                      9            752,953.55          2.90
55.01% to 60.00%                      11          1,486,877.14         5.72
60.01% to 65.00%                      10          5,832,285.11        22.43
65.01% to 70.00%                      21          3,778,183.75        14.53
70.01% to 75.00%                      21          4,060,458.24        15.62
75.01% to 80.00%                      35          4,233,611.48        16.28
85.01% to 90.00%                      6            399,224.26          1.54
90.01% to 95.00%                      1            161,941.00          0.62
       Total:.............           161         $26,001,291.14      100.00%

------------------
(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the 15 Year Mortgage Loans is expected to be approximately 63.32%.

(2)   Approximate (+/-5%).

                          Mortgage Interest Rates(1)(2)

                                                   Aggregate
                                                     Stated        % of 15 Year
                                 Number of 15      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Mortgage Interest Rates (2)         Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
5.001% to 5.250%                      2           $220,006.59         0.85%
5.251% to 5.500%                      7            776,832.10          2.99
5.501% to 5.750%                      9           1,624,892.90         6.25
5.751% to 6.000%                      26          4,973,236.20        19.13
6.001% to 6.250%                      38          8,967,603.07        34.49
6.251% to 6.500%                      38          4,892,554.02        18.82
6.501% to 6.750%                      29          3,494,734.02        13.44
6.751% to 7.000%                      9            716,509.05          2.76
7.251% to 7.500%                      3            334,923.19          1.29
       Total:.............           161         $26,001,291.14      100.00%

------------------
(1) As of the Cut-off Date, the weighted average mortgage interest rate of the 15 Year Mortgage Loans is expected to be approximately 6.245% per annum.

(2)   Approximate (+/-5%).


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

                    Number of Months Since Origination(1)(2)

                                                   Aggregate
                                                     Stated        % of 15 Year
                                 Number of 15      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Months Since Origination (2)        Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
1 to 2                               149         $24,909,848.02       95.80%
3 to 4                                8            801,809.35          3.08
5 to 6                                3            190,294.99          0.73
19 to 20                              1            99,338.78           0.38
       Total:.............           161         $26,001,291.14      100.00%

------------------
(1) As of the Cut-off Date, the weighted average number of months since origination of the 15 Year Mortgage Loans is expected to be approximately 2 months.

(2)   Approximate (+/-5%).

                              Remaining Terms(1)(2)

                                                   Aggregate
                                                     Stated        % of 15 Year
                                 Number of 15      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Remaining Terms (2)                 Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
101 to 120                            6           $411,411.52         1.58%
121 to 140                            2            225,034.00          0.87
141 to 160                            2            185,676.92          0.71
161 to 180                           151         25,179,168.70        96.84
       Total:.............           161         $26,001,291.14      100.00%

------------------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the 15 Year Mortgage Loans is expected to be approximately 178 months.

(2)   Approximate (+/-5%).

                        Credit Scores of Mortgagors(1)(2)


                                                   Aggregate
                                                     Stated        % of 15 Year
                                 Number of 15      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Credit Scores(2)                    Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
801 to 850                            13         $1,651,883.54        6.35%
751 to 800                            36          6,894,602.29        26.52
701 to 750                            57         10,688,925.41        41.11
651 to 700                            46          5,394,837.28        20.75
601 to 650                            7           1,256,742.19         4.83
551 to 600                            1            25,600.00           0.10
Not Scored                            1            88,700.43           0.34
       Total:.............           161         $26,001,291.14      100.00%

------------------
(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

(2)   Approximate (+/-5%).


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

            Selected 30 Year Mortgage Loan Data as of May 1, 2006(1)

                                        Range or Total        Weighted Average
                                        --------------        ----------------
Number of  30 Year Mortgage Loans           2,113
Aggregate Unpaid Principal Balance     $433,299,329.03
Unpaid Principal Balance                $16,187.04 to
                                        $2,098,101.57           $205,063.57
Mortgage Interest Rate                 5.250% to 8.250%            6.669%
Servicing Fee Rate                         0.2500%
Trustee Fee Rate                           0.0045%
Administrative Fee Rate                    0.2545%
Remaining Terms to Stated Maturity     239 to 480 months         362 months
Original Term                         240 to 480 months          363 months
Number of Months Since Origination      1 to 19 months            2 months
Original Loan-to-Value Ratio           7.29% to 103.00%            74.08%
Credit Scores                             600 to 820                727
Latest Maturity Date                     May 1, 2046
Number of Interest-Only Mortgage
  Loans                                       4
Aggregate Unpaid Principal Balance
  of Interest-Only Mortgage Loans       $1,730,024.00
Unpaid Principal Balance of
Interest-Only Mortgage                  334,800.00 to
    Loans                                $539,224.00            $432,506.00
Number of Buy-Down Loans                      0
Aggregate Unpaid Principal Balance
  of Buy-Down Loans                          N/A
Unpaid Principal Balance of
  Buy-Down Loans                             N/A                    N/A
Number of BPP Mortgage Loans                 189
Aggregate Unpaid Principal Balance
  of BPP Mortgage Loans                 $29,789,542.56
Unpaid Principal Balance of BPP         $18,000.00 to
  Mortgage Loans                         $757,714.39            $157,616.63
Number of Mortgage Loans
  underwritten using "Alternative
  A" underwriting standards                  785
Aggregate Unpaid Principal Balance
  of Mortgage Loans underwritten
  using "Alternative A"
  underwriting standards               $224,869,335.06
Unpaid Principal Balance of
  Mortgage Loans underwritten
  using "Alternative A"                 $18,088.63 to
  underwriting standards                $2,098,101.57           $286,457.75
Number of Mortgage Loans secured
  by leases on real
   property                                   18
Aggregate Unpaid Principal Balance
  of Mortgage Loans secured by
  leases on real property               $2,089,193.21
Unpaid Principal Balance of
  Mortgage Loans secured by leases      $28,000.00 to
  on real property                       $320,736.87            $116,066.29
Geographic Concentration of
Mortgaged Properties
   in Excess of 5.00% of the
Aggregate Unpaid
   Principal Balance
     California.................            23.87%
     Florida....................            14.50%
     Texas......................            7.64%
Maximum Single Five-Digit Zip Code          0.64%
  Concentration

------------------
(1)   Approximate (+/-5%).


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

                     Occupancy of Mortgaged Properties(1)(2)

                                                   Aggregate
                                                     Stated        % of 30 Year
                                 Number of 30      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Occupancy(2)                        Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
Primary Residence                   1,279       $293,880,354.78       67.82%
Investor Property                    707         111,431,030.08       25.72
Second Home                          127         27,987,944.17         6.46
       Total:.............          2,113       $433,299,329.03      100.00%

------------------
(1) Based solely on representations of the mortgagor at the time of origination of the related 30 Year Mortgage Loan.

(2)   Approximate (+/-5%).

                                Property Type(1)

                                                   Aggregate
                                                     Stated        % of 30 Year
                                 Number of 30      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Property Type (1)                   Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
Single Family Residence             1,298       $253,082,758.50       58.41%
PUD                                  298         75,148,644.05        17.34
Condominium                          213         37,002,823.31         8.54
2-Family                             168         32,705,807.31         7.55
4-Family                              56         15,388,147.57         3.55
3-Family                              47         14,413,890.66         3.33
Townhouse                             33          5,557,257.63         1.28
       Total:.............          2,113       $433,299,329.03      100.00%

------------------
(1)   Approximate (+/-5%).


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

                            Mortgage Loan Purposes(3)

                                                   Aggregate
                                                     Stated        % of 30 Year
                                 Number of 30      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Purpose (3)                         Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
Purchase                            1,389       $257,264,824.38       59.37%
Refinance-Cashout(1)                 516         131,063,005.26       30.25
Refinance-Rate/Term(2)               208         44,971,499.39        10.38
       Total:.............          2,113       $433,299,329.03      100.00%

------------------
(1) "Refinance--Cashout" means a mortgage loan originated in connection with a refinancing that has a principal balance in excess of the principal balance on the old loan plus settlement costs where cash is distributed to the mortgagor.

(2) "Refinance--Rate/Term" means a mortgage loan originated in connection with a refinancing to reduce the mortgage interest rate or reduce or increase the term.

(3)   Approximate (+/-5%).

                              Documentation Type(1)

                                                    Aggregate
                                                     Stated        % of 30 Year
                                   Number of 30     Principal      Cut-off Date
                                  Year Mortgage   Balance as of   Pool Principal
Documentation Type (1)                Loans       Cut-off Date       Balance
--------------------------------  -------------  ----------------  -------------
Accelerated - Stated                   721       $209,935,662.26      48.45%
Standard                               764       126,006,922.32       29.08
Accelerated - Desktop
  Underwriter(R)/Loan Prospector(R)    314        48,908,015.64       11.29
Accelerated - Paper Saver(R)/
  Threshold                            231        31,032,955.39        7.16
Accelerated - No Ratio                  57        14,179,618.29        3.27
Accelerated - Wholesale SISA            13        1,926,025.21         0.44
Accelerated - Rapid                     8          965,295.73          0.22
Accelerated - All Ready Home            5          344,834.19          0.08
       Total:................         2,113      $433,299,329.03     100.00%

------------------
(1)   Approximate (+/-5%).


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgaged Properties(1)(2)

                                                   Aggregate
                                                     Stated        % of 30 Year
                                 Number of 30      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Geographical Area (2)               Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
Alabama                               4           $355,072.02         0.08%
Alaska                                1            240,000.00          0.06
Arizona                               44          9,500,129.69         2.19
Arkansas                              23          2,069,896.47         0.48
California                           270         103,447,270.10       23.87
Colorado                              35          8,139,371.96         1.88
Connecticut                           18          3,829,845.78         0.88
Delaware                              3            568,591.47          0.13
District of Columbia                  12          2,557,685.36         0.59
Florida                              302         62,812,103.04        14.50
Georgia                               62          9,905,300.37         2.29
Hawaii                                15          5,447,867.96         1.26
Idaho                                 16          2,226,732.50         0.51
Illinois                              76         17,118,247.18         3.95
Indiana                               12          1,939,116.10         0.45
Iowa                                  9           1,062,556.50         0.25
Kansas                                29          3,372,431.09         0.78
Kentucky                              15          2,124,022.40         0.49
Louisiana                             4            614,936.34          0.14
Maine                                 10          1,659,443.16         0.38
Maryland                              68         12,154,717.41         2.81
Massachusetts                         35         13,095,227.74         3.02
Michigan                              39          6,355,198.69         1.47
Minnesota                             20          5,042,791.49         1.16
Mississippi                           5            599,426.43          0.14
Missouri                              90         13,138,016.39         3.03
Montana                               4            601,922.44          0.14
Nebraska                              1            19,983.60           0.00
Nevada                                20          5,511,656.68         1.27
New Hampshire                         3            570,225.04          0.13
New Jersey                            39         11,311,460.65         2.61
New Mexico                            20          3,332,699.67         0.77
New York                              60         14,055,682.09         3.24
North Carolina                        90         13,175,543.57         3.04
Ohio                                  13          1,274,529.19         0.29
Oklahoma                              35          3,951,168.06         0.91
Oregon                                23          4,176,983.90         0.96
Pennsylvania                          52          6,852,104.86         1.58
Rhode Island                          4            817,164.86          0.19
South Carolina                        76         10,529,902.34         2.43
Tennessee                             21          2,551,760.35         0.59
Texas                                256         33,099,280.24         7.64
Utah                                  21          4,213,320.48         0.97
Vermont                               7            967,533.67          0.22
Virginia                              48          9,352,850.94         2.16
Washington                            46          9,200,027.02         2.12
West Virginia                         4            543,338.44          0.13
Wisconsin                             52          7,438,193.30         1.72
Wyoming                               1            376,000.00          0.09
       Total:.............          2,113       $433,299,329.03      100.00%

------------------
(1) As of the Cut-off Date, no more than approximately 0.64% of the 30 Year Mortgage Loans are expected to be secured by Mortgaged Properties located in any one five-digit postal zip code.

(2)   Approximate (+/-5%).


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

                   Current Mortgage Loan Principal Balances(1)(2)

                                                   Aggregate
                                                     Stated        % of 30 Year
                                 Number of 30      Principal       Cut-off Date
Current Mortgage Loan           Year Mortgage    Balance as of    Pool Principal
Principal Balances(2)               Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
$0.01 to $50,000.00                   85         $3,341,965.91        0.77%
$50,000.01 to $100,000.00            435         33,830,211.16         7.81
$100,000.01 to $150,000.00           492         61,591,695.93        14.21
$150,000.01 to $200,000.00           370         64,960,752.51        14.99
$200,000.01 to $250,000.00           205         46,364,788.50        10.70
$250,000.01 to $300,000.00           142         39,046,065.14         9.01
$300,000.01 to $350,000.00           109         35,766,933.44         8.25
$350,000.01 to $400,000.00            78         29,461,212.18         6.80
$400,000.01 to $450,000.00            48         20,372,202.81         4.70
$450,000.01 to $500,000.00            36         17,353,670.71         4.01
$500,000.01 to $550,000.00            33         17,296,163.24         3.99
$550,000.01 to $600,000.00            23         13,306,374.64         3.07
$600,000.01 to $650,000.00            13          8,058,684.00         1.86
$650,000.01 to $700,000.00            10          6,836,846.92         1.58
$700,000.01 to $750,000.00            4           2,950,877.57         0.68
$750,000.01 to $800,000.00            2           1,532,714.39         0.35
$800,000.01 to $850,000.00            5           4,171,522.08         0.96
$850,000.01 to $900,000.00            1            880,000.00          0.20
$900,000.01 to $950,000.00            7           6,472,157.16         1.49
$950,000.01 to $1,000,000.00          4           3,916,000.00         0.90
$1,000,000.01 to $1,500,000.00        9          11,692,111.14         2.70
$1,500,000.01 to $2,000,000.00        1           1,998,278.03         0.46
$2,000,000.01 to $2,500,000.00        1           2,098,101.57         0.48
       Total:.............          2,113       $433,299,329.03      100.00%

------------------
(1) As of the Cut-off Date, the average outstanding principal balance of the 30 Year Mortgage Loans is expected to be approximately $205,064.

(2)   Approximate (+/-5%).


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

                      Original Debt-to-Income Ratios(1)(2)

                                                   Aggregate
                                                     Stated        % of 30 Year
                                 Number of 30      Principal       Cut-off Date
Original Debt-to-Income         Year Mortgage    Balance as of    Pool Principal
Ratios(2)                           Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
Not calculated                        36         $10,211,921.50       2.36%
0.01% to 10.00%                       24          2,475,020.69         0.57
10.01% to 20.00%                     121         21,563,019.44         4.98
20.01% to 30.00%                     399         71,919,192.59        16.60
30.01% to 40.00%                     805         178,124,513.28       41.11
40.01% to 50.00%                     599         123,386,019.46       28.48
50.01% to 60.00%                      93         18,960,415.18         4.38
60.01% to 70.00%                      31          5,543,384.29         1.28
70.01% to 80.00%                      5           1,115,842.60         0.26
       Total:.............          2,113       $433,299,329.03      100.00%

------------------
(1) As of the Cut-off Date, the weighted average Debt-to-Income Ratio at origination of the 30 Year Mortgage Loans is expected to be approximately 36.49%.

(2)   Approximate (+/-5%).

                       Original Loan-to-Value Ratios(1)(2)

                                                   Aggregate
                                                     Stated        % of 30 Year
                                 Number of 30      Principal       Cut-off Date
Original Loan-to-Value Ratios   Year Mortgage    Balance as of    Pool Principal
(2)                                 Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
5.01% to 10.00%                       2            $99,921.00         0.02%
15.01% to 20.00%                      4            513,021.82          0.12
20.01% to 25.00%                      8           1,153,511.24         0.27
25.01% to 30.00%                      12          1,686,890.91         0.39
30.01% to 35.00%                      19          3,334,355.81         0.77
35.01% to 40.00%                      15          2,782,177.63         0.64
40.01% to 45.00%                      27          6,966,059.43         1.61
45.01% to 50.00%                      36          7,240,555.08         1.67
50.01% to 55.00%                      39          8,351,290.53         1.93
55.01% to 60.00%                      66         16,027,539.44         3.70
60.01% to 65.00%                      77         20,708,734.90         4.78
65.01% to 70.00%                     164         49,244,020.10        11.36
70.01% to 75.00%                     204         51,839,384.68        11.96
75.01% to 80.00%                    1,298        238,235,719.87       54.98
80.01% to 85.00%                      13          2,779,560.77         0.64
85.01% to 90.00%                     104         18,169,654.68         4.19
90.01% to 95.00%                      12          2,352,953.16         0.54
95.01% to 100.00%                     10          1,406,108.47         0.32
Over 100.01%                          3            407,869.51          0.09
       Total:.............          2,113       $433,299,329.03      100.00%

------------------
(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the 30 Year Mortgage Loans is expected to be approximately 74.08%.

(2)   Approximate (+/-5%).


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

                          Mortgage Interest Rates(1)(2)

                                                   Aggregate
                                                     Stated        % of 30 Year
                                 Number of 30      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Mortgage Interest Rates (2)         Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
5.001% to 5.250%                      1            $81,246.69         0.02%
5.251% to 5.500%                      3            445,435.90          0.10
5.501% to 5.750%                      9           1,540,369.89         0.36
5.751% to 6.000%                      71         15,829,115.64         3.65
6.001% to 6.250%                     207         45,375,481.62        10.47
6.251% to 6.500%                     572         123,677,757.56       28.54
6.501% to 6.750%                     573         109,530,464.75       25.28
6.751% to 7.000%                     429         80,416,206.34        18.56
7.001% to 7.250%                     143         31,251,035.17         7.21
7.251% to 7.500%                      68         15,213,221.73         3.51
7.501% to 7.750%                      36          9,866,993.74         2.28
8.001% to 8.250%                      1            72,000.00           0.02
       Total:.............          2,113       $433,299,329.03      100.00%

------------------
(1) As of the Cut-off Date, the weighted average mortgage interest rate of the 30 Year Mortgage Loans is expected to be approximately 6.669% per annum.

(2)   Approximate (+/-5%).

                    Number of Months Since Origination(1)(2)

                                                   Aggregate
                                                     Stated        % of 30 Year
                                 Number of 30      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Months Since Origination (2)        Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
1 to 2                              2,068       $422,562,324.44       97.52%
3 to 4                                19          3,479,469.60         0.80
5 to 6                                16          4,627,353.57         1.07
9 to 10                               2            533,481.09          0.12
11 to 12                              4           1,250,996.73         0.29
13 to 14                              2            392,297.13          0.09
19 to 20                              2            453,406.47          0.10
       Total:.............          2,113       $433,299,329.03      100.00%

------------------
(1) As of the Cut-off Date, the weighted average number of months since origination of the 30 Year Mortgage Loans is expected to be approximately 2 months.

(2)   Approximate (+/-5%).



--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[BANC OF AMERICA                     Banc of America Alternative Loan Trust Inc.
SECURITIES LOGO]               Mortgage Pass-Through Certificates, Series 2006-5
--------------------------------------------------------------------------------

                              Remaining Terms(1)(2)

                                                   Aggregate
                                                     Stated        % of 30 Year
                                 Number of 30      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Remaining Terms (2)                 Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
221 to 240                            12         $1,373,970.07        0.32%
241 to 260                            1            253,525.78          0.06
261 to 280                            2            291,696.44          0.07
281 to 300                            4            370,822.43          0.09
341 to 360                          2,046        418,147,951.90       96.50
461 to 480                            48         12,861,362.41         2.97
       Total:.............          2,113       $433,299,329.03      100.00%

------------------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the 30 Year Mortgage Loans is expected to be approximately 362 months.

(2)   Approximate (+/-5%).

                        Credit Scores of Mortgagors(1)(2)

                                                   Aggregate
                                                     Stated        % of 30 Year
                                 Number of 30      Principal       Cut-off Date
                                Year Mortgage    Balance as of    Pool Principal
Credit Scores(2)                    Loans         Cut-off Date       Balance
----------------------------  ----------------  ----------------  --------------
801 to 850                            89         $18,211,712.70       4.20%
751 to 800                           633         127,999,477.88       29.54
701 to 750                           713         144,893,181.79       33.44
651 to 700                           581         120,025,060.76       27.70
601 to 650                            78         18,109,955.36         4.18
551 to 600                            1            84,928.59           0.02
Not Scored                            18          3,975,011.95         0.92
       Total:.............          2,113       $433,299,329.03      100.00%

------------------
(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

(2)   Approximate (+/-5%).

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------